Exhibit 10 (g)(2)

AMENDMENT NO. 2

TO THE

2004 RESTATEMENT OF THE XEROX CORPORATION

UNFUNDED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

W I T N E S S E T H:

WHEREAS, Xerox Corporation (the “Company”) has adopted the Unfunded Supplemental Executive Retirement Plan, which is presently set forth in the “2004 Restatement of Xerox Corporation Unfunded Supplemental Executive Retirement Plan”, as amended by Amendment No. 1 (the “Plan”),

WHEREAS, the Company desires to amend the Plan,

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	Section 5 shall be amended to read in its entirety as follows:

“Section	5. Eligibility for Benefits

(A) Participants must have attained the following age and completed the following Years of Service to be eligible for benefits under the Plan:

(1)  Grandfathered Officers and Guideline Employees — age 55, Years of Service — 5.

(2)  Officers — age 60, Years of Service — 10.

(3)  Grandfathered Mid-Career Officers — the age set forth opposite their respective names on Schedule A, Years of Service — 5.

(4)  Mid-Career Officer Hires — the age determined by the Chief Executive Officer of the Company as reflected in Schedule A, Years of Service — 5.

(5)  Grandfathered Mid-Career Band A Employees — the age set forth opposite their respective names on the Schedule B, Years of Service — 5.

(6)  Mid-Career Band A Hires — the age determined by the Vice President responsible for Human Resources or his or her delegate as set forth on Schedule C referred to above, Years of Service 5.

(B) If a Participant who is an employee or former employee of the Company is deemed by the Plan Administrator, in her sole reasonable discretion, to have engaged in detrimental activity against the Company, such employee or former employee shall not be eligible to receive benefits under the Plan.”

2.	The second paragraph of Section 15 shall be amended to read in its entirety as follows:

“Any amendment, alteration, modification or suspension under subsection (iii) of the preceding paragraph shall be set forth in a written instrument executed by the Vice President of the Company responsible for Human Resources.”

3.      Section 12, “Other Plan Provisions”, shall be renumbered Section 13 and former Sections 13 through 18 shall be renumbered Sections 14 through 19.

This amendment is effective as of the date hereof. In all other respects the Plan shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on the ________ day of October, 2005.

XEROX CORPORATION

By	/s/ Patricia M. Nazemetz
Vice President

ATTEST:

/s/ J. Michael Farren
Secretary

2